SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported)  June 19, 2000

               	ADVA International Inc.
	(Exact name of registrant as specified in its charter)

                    	Delaware
	(State or other jurisdiction of incorporation)


      0-16341                               16-1284228
(Commission File Number)            (IRS Employer Identification No.)


  6 Woodcross Drive, Columbia, SC	 	    	    29212
(Address of principal executive offices)		 (Zip Code)

Registrant's telephone number, including area code (803) 407-3044


(Former name or former address, if changed since last report)


ITEM 5.     OTHER EVENTS

ADVA International Inc. ("ADVA" or the "Company") has entered into a definitive agreement of Stock Exchange (the "Agreement") to acquire all of the outstanding shares of common stock of Global Information Group USA, Inc. ("GIG") in exchange for
12,468,750 common shares of ADVA, or 94.57% of the total capital stock outstanding after giving effect to the transaction. The existing stockholders of ADVA will own the remaining approximate
5%. As a result of the transaction GIG will become a wholly owned subsidiary of ADVA. The Agreement includes representations, warranties, covenants and conditions to closing typical of transactions of this nature. The transaction is also conditioned upon qualifying as a tax-free exchange under Section 351 of the Internal Revenue Code. Shareholders of GIG who are not officers or directors of GIG or the Company will be entitled to one demand registration right, and all GIG shareholders and Biotel Inc., the Company's largest shareholder prior to the transaction, will be entitled to certain piggy-back registration rights. It is contemplated that the present officers of the Company will resign at Closing and Anthony E. Mohr, President of GIG, will be appointed President and Chief Executive Officer of the Company.
The Company has agreed, through its board of directors, to approve a resolution prior to Closing setting the number of directors of the Company at six, with three designees of GIG to be appointed as directors, along with the three present directors of ADVA, to serve until the next election of directors.

The United States Bankruptcy Court for the District of South Carolina has issued an order on May 5, 2000 approving a modification to the confirmed Plan of Reorganization of Advanced Medical Products, Inc., debtor-in-possession (whose name was changed to ADVA International Inc. following the sale of its assets and closing of its Chapter 11 bankruptcy case in November
1999). The modification to the confirmed Plan of Reorganization deletes the provisions for dissolution of the corporation and the extinguishment of the existing shares of ADVA stock, and substitutes provisions stating that the corporation will continue its existence and the existing shares of stock will remain valid. The court re-opened the case and issued the order approving and amending the Plan of Reorganization in order that a $300,000 transaction fee, to be funded by GIG at Closing, could be realized for the benefit of creditors of Advanced Medical
Products, Inc. and the payment of certain related expenses. The transaction fee will first be used for the payment of certain expenses with the remaining payments to the priority and unsecured creditors of Advanced Medical Products, Inc., debtor in possession. It is expected that priority claims will be paid in full, and unsecured creditors will receive approximately 70 percent of the amounts owed. Distribution to undisputed creditors is expected to be completed within 30 to 45 days of Closing. The satisfactory resolution of this matter is also a condition to Closing.

GIG develops and markets applications software that runs on the LINUX Operating System. The current GIG software is believed to be the only complete 3D solid modeling, animation and rendering system currently available on the LINUX OS and is used by Digital Media professionals in the production of film and video special effects; animation; Computer Aided Design (CAD) and scientific visualization; website and print graphics; game development; and virtual television. The LINUX OS is "open-source" software distributed free on the Internet and developed, debugged and improved by an international community of programmers in cooperation with companies such as VA Linux, RedHat, SGI, IBM and many other major concerns in the computer industry. The application software market targeted by GIG is the high volume/low price segment of the computer market where users are rapidly embracing LINUX as a robust, stable and lower cost alternative to both UNIX and MS Windows.


ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired:
      None required.

(b)	Pro forma financial information:   None required.

	(c )  Exhibits

Exhibit 1     Press Release, June 19, 2000
Exhibit 2     Agreement of Stock Exchange among the
Sellers, ADVA International Inc., Global Information
Group USA Inc. and Biotel Inc.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        			        	ADVA International Inc.

Date: June 19, 2000			              By:/s/GEORGE L. DOWN
                                          George L. Down, President



EXHIBIT 1

                       PRESS RELEASE


ADVA INTERNATIONAL INC. ENTERS INTO DEFINITIVE AGREEMENT TO
EXCHANGE SHARES WITH GLOBAL INFORMATION GROUP USA, INC.


Columbia, SC.  June 19, 2000 -ADVA International Inc. (OTC BB -
ADII) today announced that the Company has entered into a definitive agreement to acquire all of the outstanding common shares of Global Information Group USA, Inc. (GIG) in exchange for 12,468,750 common shares of ADVA International Inc., or approximately 95% of the total number of common shares outstanding. This gives effect to a 10 for 1 reverse stock split effected by the Company in March 2000. The remaining 716,250 shares, approximately 5%, will continue to be held by the existing shareholders of the Company. Biotel Inc., (OTC - BTEL), ADVA's largest shareholder, has also approved the Agreement. As a result of the transaction GIG will become a wholly-owned subsidiary of the Company. The agreement contemplates that Anthony E. Mohr, President of GIG, will be appointed President and Chief Executive Officer of ADVA International Inc. and three new members, appointed by GIG, will be appointed to the ADVA board of directors, which shall consist of six members. Closing, which is subject to various conditions, is expected to occur by July 15th, (subject to extension under certain circumstances.

A federal bankruptcy court issued an order on May 5, 2000 approving an amendment to a previously approved Plan of Reorganization to accommodate this stock exchange transaction for the benefit of the ADVA creditors and shareholders. GIG will pay a transaction fee at closing of $300,000 which will be used for payment of certain expenses, with the balance to be paid to priority claims and unsecured creditors of Advanced Medical Products, Inc.

Global Information Group develops and markets application software that runs on the LINUX Operating System. Its present software product, first developed for the UNIX OS, is believed to be the only complete 3D solid modeling, animation, and rendering system currently available on the LINUX OS. GIG software is used by Digital Media professionals in the production of: film and video special effects; animation; Computer Aided Design (CAD) and scientific visualization; Internet web site and print graphics; game development; and virtual television. Future GIG plans include the further development and acquisition of other LINUX-based applications and software products.

The LINUX OS is "open-source" software, distributed free on the Internet and via established market channels. It is developed, debugged and improved by an international community of programmers in cooperation with companies such as VA Linux
(LNUX), Red Hat (RHAT), Silicon Graphics (SGI), IBM and many other major concerns in the computer industry. The application software market targeted by GIG can be characterized as the "high volume/low price" segment of the computer market where users are rapidly embracing LINUX as a robust, stable and lower cost alternative to both UNIX and MS Windows. LINUX is widely believed to be the fastest growing computer operating system and the de facto alternative to both UNIX and Microsoft Windows, with continued growth in market share predicted by many industry analysts.

=======================================================
LINUX is the trademark of Linus Torvalds. GIG is the trademark of Global Information Group USA, Inc., VA Linux, Red Hat, SGI, IBM and all others are the trademarks of their respective owners.

	Statements contained in this press release that are not historical fact are "forward-looking" statements and involve important risks and uncertainties. Such risks and uncertainties
could cause Global Information Group's and   ADVA International
Inc.'s consolidated results to differ materially from current expectations as expressed or implied in this press release.


















Exhibit 2

                  AGREEMENT OF STOCK EXCHANGE

	THIS AGREEMENT OF STOCK EXCHANGE ("Agreement") is made as of this 19th day of June, 2000, by and among Anthony E. Mohr, Jolec Trading Limited, Hugo Heerema, FOG Investments, Ltd., Equation Ventures N.V., Linares Capital Limited, Heydael B.V., Henri B. G. Sijthoff, Charles Langereis, Jouke V.J.P. Brada, Femia E. van Wulfften Palthe, Leonard van Hulst, Nicole E.A.M. Aarts, Fiona N. van Hulst, Viewmont Holdings Limited, Moana Lake Finance Corp., Sorensen's Securities Ltd. and Hacken Investments Limited, (individually, a "Seller" and collectively, the "Sellers"); ADVA International Inc., a Delaware corporation ("Buyer"); Global Information Group USA Inc., a Delaware corporation (the "Company") and Biotel, Inc. ("Biotel").
	WHEREAS, the Company is authorized to issue 10,000 shares of common stock ("Company Shares"), par value $.01 per share, of which 1,000 shares are presently issued and outstanding and, immediately prior to the Closing Date, 1,187 shares will be issued and outstanding, and

	WHEREAS, the Company has outstanding Take Over Options and Subscription Options to purchase 187 Company Shares and there exists an Executive Option to acquire 300 Company Shares owned by Anthony E. Mohr (collectively, the "Company Options"), all of which will be exercised prior to Closing (as set forth on Schedule "A"), and

	WHEREAS, ADVA International Inc. is authorized to issue 20,000,000 shares of common stock (the "Buyer Shares"), par value $.001 per share, of which 716,250 shares are presently issued and outstanding and, immediately prior to the Closing Date 716,250 shares will be issued and outstanding, and

	WHEREAS, on the Closing Date, the Buyer shall issue 12,468,750 Buyer Shares of the 13,185,000 outstanding Buyer Shares (the "Outstanding Buyer Shares") to the Sellers (set forth on Schedule "A"), in return for all the issued and outstanding Company Shares owned by the Sellers (this share exchange shall be referred to herein as the "Stock Exchange"), with the result that: (a) Sellers will own 94.57% of the Outstanding Buyer Shares (after giving effect to the exercise of the Company Options), with the remaining Buyer Shares (716,250) being owned by the present Shareholders of Buyer, and

	WHEREAS, the Company shall pay in cash, immediately after Closing, to Advanced Medical Products, Inc. Debtor-in-Possession Three Hundred Thousand Dollars ($300,000) which shall be paid to creditors of Advanced Medical Products, Inc. pursuant to Section
6.2.10 hereof, and

	WHEREAS, the Stock Exchange shall be effected as a tax-free exchange pursuant to Section 351 and/or Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and

	WHEREAS, on the Closing Date there shall be no warrants, options, or any other rights, either authorized or outstanding, which are convertible or exercisable into the Company Shares.

	NOW, THEREFORE, in consideration of the premises, the parties hereto do mutually agree as follows:

ARTICLE I

EXCHANGE OF SHARES

	1.1  Exchange of Company Shares and Cash for Buyer Shares.

	     1.1.1 On the Closing Date, Buyer shall (i) issue 12,468,750 Buyer Shares to the Sellers (as set forth on Exhibit "A" hereto) and such shares when issued shall be fully-paid and nonassessable, and no preemptive rights of stockholders shall exist with respect to the shares or the issue or sale thereof.

	     1.1.2 On the Closing Date, the Sellers shall deliver to Buyer all of the Outstanding Company Shares, duly endorsed for transfer or with stock powers attached.

	     1.1.3 Company shall have paid in cash Three Hundred Thousand Dollars ($300,000) to Advanced Medical Products Inc.,
Debtor in Possession for distribution to creditors and payment of expenses pursuant to Section 6.2.10 hereof.

	1.2 Outstanding Buyer Shares. Each share of Buyer Common Stock which is issued and outstanding immediately prior to the Closing Date shall by virtue of this Agreement remain issued and outstanding thereafter.

	1.3 Restrictions on Shares. The Buyer Shares and the Company Shares being acquired by the respective parties are being acquired for investment only and not with a view to the further sale or distribution thereof. Such Buyer Shares issued hereunder constitute "restricted securities" as that term is defined under Rule 144 of the Rules and Regulations promulgated under the Securities Act of 1933 (the "Securities Act"). The Buyer Shares and the Company Shares may not be sold, assigned or otherwise disposed of unless registered or otherwise exempt from registration under the Securities Act and such other state securities laws as may be applicable. The certificates representing such shares shall contain an appropriate investment legend.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF SELLERS

	Each Seller, for such Seller but not on behalf of any other Seller, hereby represents and warrants to Buyer as follows:

	2.1	Title of Company Shares.  At the time of delivery of
the Company Shares to Buyer hereunder, Sellers will be the lawful owners of the Company Shares in the amounts set forth in Exhibit
A attached hereto and will have good and marketable title thereto, and upon delivery as provided hereunder, Buyer will receive good and marketable title thereto, free and clear of all liens, pledges and encumbrances with no personal liability attaching to the ownership thereof.

	2.2	Authority to Execute and Perform Agreements.   Each
Seller which is a corporation or other type of legal entity is, and on the Closing Date will be, a duly organized and validly existing corporation (or other entity) in good standing under the laws of its incorporation or organization. Each Seller has, and on the Closing Date will have, the full legal right and power and all authority and approval required to enter into, execute and deliver this Agreement and to perform fully such Seller's respective obligations hereunder, and this Agreement is the valid and binding obligation of each Seller enforceable in accordance with its terms, except to the extent that: (a) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally,
(b) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and general principles of equity and to the discretion of the court before which any proceeding therefor may be brought, and
(c) rights to indemnity and contribution hereunder, if any, may be limited by state and federal laws or the public policy underlying such laws.

	2.3	No Conflict.  Neither the execution and delivery of
this Agreement, nor the consummation of the transactions contemplated by this Agreement will: (a) conflict with, or result in a breach of, or constitute a default under (i) in the case of Jolec Trading Limited, Fog Investments, Ltd., Equation Ventures N.V., Linares Capital Limited, Heydael B.V., Viewmont Holdings Limited, Moana Lake Finance Corp., Sorensen's Securities Ltd. and Hacken Investments Limited, its charter or bylaws; (ii) any instrument or agreement to which any Seller is a party, or by which any Seller is bound; or (iii) any governmental decree, order, ruling, writ, permit or license to which any Seller is a party or by which any Seller may be bound; (b) violate any law, statute, rule or regulation applicable to any Seller or the transactions contemplated hereby; or (c) except as set forth in
Schedule 2.3, require the consent of any governmental or administrative agency or any party to any contract to which any Seller is a party or by which any Seller may be bound.

	2.4 Broker's Fees. None of the Sellers has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with any of the transactions contemplated by this Agreement, except as set forth in Schedule 2.4 hereto.

	2.5 Investment Intent. Each of the Sellers are acquiring Buyer Shares for investment only and not with a view to further distribution and do not have, and will not have on the Closing
Date, any commitment for the disposition of such shares.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to Buyer as follows:

	3.1     Organization.  The Company is, and on the Closing
Date will be, a duly organized and validly existing corporation in good standing under the laws of the State of Delaware.

	3.2 Capitalization. The authorized capital stock of the Company consists only of the Company Shares. As of the Closing Date, the Outstanding Company Shares will be issued and outstanding. There are no Company Shares reserved for issuance upon the exercise of outstanding stock options, warrants or similar rights, other than for the Company Options. All of the Outstanding Company Shares have been duly authorized and validly issued, are fully paid, nonassessable and free of preemptive rights, and are registered in the names of the Sellers, free and clear of all actual liens and encumbrances. There are no, and on the Closing Date there will be no, issued or outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of Company Common Stock, other than the Company Options, or any other equity security of the Company or any securities representing the right to purchase or otherwise receive any shares of Company Common Stock or any other equity security of the Company.

	3.3 Agreement; Authority. The Company has, and on the Closing Date will have, the power and authority to enter into this Agreement and to consummate the transactions contemplated thereby. This Agreement and the transactions contemplated hereby have been, or on or prior to the Closing Date will be, duly approved by appropriate corporate action of the Company.

	3.4	Agreement: Enforceability.  This Agreement has been
duly authorized, executed and delivered by the Company and is a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that: (a) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally, (b) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and general principles of equity and to the discretion of the court before which any proceeding therefor may be brought, and (c) rights to indemnity and contribution hereunder, if any, may be limited by state and federal laws of the public policy underlying such laws.

	3.5 No Conflict. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated by this Agreement will: (a) conflict with, or result in a breach of, or constitute a default under (i) the Company's charter or bylaws, (ii) any instrument or agreement to which the Company is a party, or by which it is bound; or (iii) any governmental decree, order, ruling, writ, permit or license to which the Company is a party or by which the Company may be bound; (b) violate any law, statute, rule or regulation applicable to the Company or the transactions contemplated hereby; (c) except as set forth in Schedule 3.5, require the consent of any governmental or administrative agency or any other person not a party hereto; or (d) require the consent of any party to any contract, agreement or commitment to which the Company is a party or by which the Company may be bound, or result in a default under or an acceleration of any obligation under any such contract, agreement or commitment.

	3.6	Subsidiaries.  The Company has, and on the Closing Date will have, no subsidiaries.

	3.7 Doing Business. The Company is, and on the Closing Dates will be, duly authorized, qualified and licensed under any and all applicable laws, regulations, ordinances or orders of public authorities to carry on their respective businesses in the places and in the manner as presently conducted or as contemplated in this Agreement, except where the failure to be so authorized, qualified or licensed would not have a materially adverse effect upon the business of the Company.

	3.8 Financial Statements. The financial statements of the Company, consisting of a Balance Sheet as of March 31, 2000 and related Statement of Income, and Statement of Shareholders' Equity for the year ended March 31, 2000 together with the accompanying notes, have been prepared by independent public accountants. All such financial statements (collectively, the "Company Financial Statements") were prepared in conformity with generally accepted accounting principles, have been delivered to Buyer, and fairly present the financial position and results of operations of the Company as of the dates and for the periods shown.

	3.9       No Adverse Change.  Except as set forth in
Schedule 3.9, since March 31, 2000, the business of the Company has only been operated in the normal course. There has not been, and on the Closing Date there will not have been, any material adverse change in the financial condition of the Company from that set forth in the Company Financial Statements dated March 31, 2000.

	3.10 Liabilities. Except as set forth on Schedule 3.10 hereof, there are, and on the Closing Date will be, no liabilities (including, but not limited to tax liabilities) or claims against the Company (whether such liabilities or claims are contingent or absolute, direct or indirect, matured or unmatured) not appearing on the Company Financial Statements, other than liabilities incurred in the ordinary course of business or taxes accrued or incurred with regard to earnings since March 31, 2000 or liabilities for expenses incurred in connection with this Agreement.

	3.11	Taxes.  Except as set forth on Schedule 3.11 hereof,
all federal, state, county and local income, excise, property and other tax returns required to be filed by the Company have been filed and all required taxes, fees or assessments have been paid or an adequate reserve therefor has been set up in the Company Financial Statements. No income tax returns of the Company have ever been audited by any authority empowered to do so. There are no agreements or waivers in effect that provide for an extension of time for the filing of any tax returns by the Company or the assessment of any tax against the Company.

	3.12    Title; Property.  Except as set forth on Schedule
3.12 hereof, the Company has, and on the Closing Date will have, all legal and beneficial ownership of all of its real property, furniture, fixtures and equipment excluding any leased real property, furniture, fixtures and equipment. Such assets
(excluding leased assets) are owned free and clear of all security interests, pledges, liens, restrictions and encumbrances of every kind and nature, except as stated in the Company Financial Statements.

	3.13 Title; Inventory. The Company has, and on the Closing Date will have, all legal and beneficial ownership of its inventory as set forth in the Company Financial Statements, except for (a) inventory sold or leased in the ordinary course of business since the date of the Company Financial Statements and
(b) inventory provided to the Company by certain suppliers under arrangements pursuant to which title does not pass until the amounts owed to such suppliers are paid in full. All of the Company's inventory is saleable in the ordinary course of business.

	3.14   Accounts Receivable.  Except as set forth in
Schedule 3.14, the accounts receivable as set forth in the Company Financial Statements, except to the extent already collected, represent amounts due for goods sold or services rendered by the Company in the ordinary course of business.
Except to the extent of any reserve allowed therefor in the Company Financial Statements, such accounts receivable, to the knowledge of the Company, are fully collectible in the ordinary course of business.

	3.15 Contracts and Commitments. All material agreements, contracts and commitments to which the Company is, or on the Closing Date will be, a party, or from which the Company does receive, or expects to receive on or after the Closing Date, a substantial benefit, are set forth and briefly described in
Schedule 3.15 hereto. A true and complete copy of each such agreement, contract or commitment has been delivered to Buyer.
The Company is not, and on the Closing Date will not be, and to the knowledge of the Company, each such other party to each of such material agreements, contracts or commitments is not, in default under any such material agreement, contract or commitment, the result of which breach would have a materially adverse effect on the Company. True and complete copies of all employment agreements or arrangements with employees of the Company have been delivered to Buyer.

	3.16	Litigation.  Except as disclosed in Schedule 3.16
hereof, there are, and on the Closing Date there will be, no claims, actions, suits or proceedings pending, or to the best knowledge of the Company, threatened against the Company.

	3.17	Compensation and Loans.  Except as disclosed in
Schedule 3.17, since March 31, 2000 there have been, and on the Closing Date there will be (i) no bonuses or unusual compensation to any of the officers or directors of the Company which are inconsistent with past practices, (ii) no loans made to any of the officers or directors of the Company, (iii) except as may be consistent with past practices, no dividends or other distributions declared or paid by the Company, and (iv) no repurchase by the Company of any of its shares of capital stock.

	3.18 Additional Issuances of Equity. Except as set forth in Schedule 3.18, since March 31, 2000 or as otherwise disclosed herein, the Company has not issued or committed itself to issue, and to the Closing Date will not issue or commit itself to issue, any additional common shares or any options, rights, warrants or other securities or instruments convertible into or exchangeable for common shares, except as disclosed in or contemplated by this Agreement.

	3.19	Broker's Fees.  Except as set forth on Schedule 3.19,
neither the Company, nor any of its officers or directors, has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with any of the transactions contemplated by this Agreement.

	3.20    Insurance.  The Company has, and on the Closing
Date will have, coverage (which to its knowledge is adequate) against accident, damage, injury, third party loss (including product liability), loss of profits and other risks normally insured by persons carrying on the same business as that carried on by it.
A list of such insurance policies is set forth in Schedule 3.20 hereto.

	3.21 Patents, etc. The Company has, and on the Closing Date will have, no patents, patent applications, trademarks, trademark registrations or applications therefor, tradenames, copyrights, copyright registrations or applications therefor, except as set forth on Schedule 3.21 hereto (collectively "Company Intellectual Property"). Except as set forth in
Schedule 3.21: (a) the Company, has the right to use the Company Intellectual Property in the manner in which it is currently being used; (b) to the Company's knowledge, neither the Company Intellectual Property nor the current uses thereof by the Company is violating or infringing upon any intellectual property right of any person and no claim to such effect has been made to the Company; and (c) to the Company's knowledge, no other person is violating or infringing upon any of the Company Intellectual Property listed on Schedule 3.21.

	3.22   Business Conduct.  The Company has, and on the
Closing Date will have, operated its business and conducted its affairs in compliance with all applicable laws, rules and regulations of the United States, the State of Delaware and all jurisdictions in which it now carries on business, except where the failure to so comply would not have a materially adverse effect on the Company.

	3.23 Affiliated Transactions. There are, and on the Closing Date there will be, no loans, leases or other contracts or arrangements outstanding between (i) the Company, on the one hand, and (ii) any stockholder, officer, director or key employee of the Company, or any person related to any of them, on the other hand, except as set forth in Schedule 3.15 or Schedule 3.23 hereto.

	3.24 Sanctions. During the past five year period, no officer or director of the Company, and no person whom Sellers shall appoint as a director of Buyer pursuant to Section 5.1 hereof, has been the subject of:

	     3.24.1 a petition for bankruptcy or other relief under United States insolvency or creditor's rights laws, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which he was a partner at or within two years before the time of such filing or appointment, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing or appointment;

	     3.24.2 a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

	     3.24.3 any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

  		(i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading
Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with activity;

  	(ii)     Engaging in any type of business practice; or

		(iii)   Engaging in any activity in connection
with the purchase or sale of any security or commodity or in connection with any violation of federal, state or other securities laws or commodities laws.

	     3.24.4 any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal, state or local authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in the preceding sub-paragraph, or to be associated with persons engaged in any such activity;

	     3.24.5 a finding by a court of competent jurisdiction in a civil action or by the United States Securities and Exchange Commission to have violated any securities law, and the judgment in such civil action or finding by such Commission has not been subsequently reversed, suspended or vacated; or

	     3.24.6 a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

	3.25      Employee Benefit Plans.  Except as set forth in
Schedule 3.25, the Company has no pension plan, profit sharing or similar employee benefit plan.

	3.26 Questionable Payments. Neither the Company, nor any current or former shareholder, partner, director or officer of it has (a) used any corporate funds for any illegal
contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) used any corporate funds for any direct or indirect unlawful payments to any foreign or
domestic government officials or employees; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on such
corporation's books and records;   (e) made any bribe, rebate,
payoff, influence payment, kickback or other unlawful payment of any nature using corporate funds or otherwise on behalf of the Company; (f) violated any provision of the Foreign Corrupt
Practices Act of 1977, if applicable; or (g) made any material favor or gift that is not deductible for United States income tax purposes using corporate funds or otherwise on behalf of the Company.


ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF BUYER

	Buyer hereby represents and warrants to the Sellers and the Company as follows:

	4.1 Organization. Buyer is, and on the Closing Date will be, a duly organized and validly existing corporation in good standing under the laws of the State of Delaware.

	4.2 Capitalization. The authorized capital stock of Buyer consists of 20,000,000 Buyer Shares. As of the date of this Agreement, there are 716,250 Buyer Shares issued and outstanding, and no Buyer Shares are held in Buyer's treasury.
On the Closing Date (after giving effect to the stock exchange) there will be 13,185,000 Buyer Shares issued and outstanding and no Buyer Shares will be held in Buyer's treasury. It being understood that up to an additional 282 Buyer Shares may be issued as a result of Buyer's 1-for-10 reverse stock split effected on March 13, 2000. There are no Buyer Shares reserved for issuance upon the exercise of outstanding stock options, warrants or similar rights. All issued and outstanding Buyer Shares have been duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. There are no, and on the Closing Date there will be no, issued or outstanding subscriptions, options, warrants, calls, commitments or agreements of any character calling for the purchase or issuance of any shares of Buyer common stock or any other equity security of Buyer or any securities representing the right to purchase or otherwise receive any shares of Buyer common stock or any other equity security of Buyer. All Outstanding Buyer Shares have been issued in compliance with applicable Federal and state Securities Laws. No shareholders of the Company have a right to receive dividends and no unpaid dividends are due and owing with regard to the Buyer's capital stock.

	4.3 Agreement; Authority. Buyer has, and on the Closing Date will have, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement and the transactions contemplated hereby have been, or on or prior to the Closing Date, will be duly approved by appropriate corporate action of Buyer.

	4.4	Agreement: Enforceability.  This Agreement has been
duly authorized, executed and delivered by Buyer and is a legally valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms, except to the extent that: (a) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights and remedies generally, (b) the remedies of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and general principles of equity and to the discretion of the court before which any proceeding therefor may be brought, and (c) rights to indemnity and contribution hereunder, if any, may be limited by state and federal laws of the public policy underlying such laws.

	4.5 Doing Business. Buyer is, and on the Closing Date will be duly authorized, qualified and licensed under any and all applicable laws, regulations, ordinances or orders of public authorities to carry on its business in the places and in the manner as presently conducted or as contemplated in this Agreement, except where the failure to be so authorized, qualified or licensed would not have a materially adverse effect upon the business of Buyer. The business of Buyer does not require it to be registered as an Investment Company or Investment Advisor as such terms are defined under the Investment Company Act and the Investment Advisor Act of 1940, respectively.

	4.6	No Conflict.  Neither the execution and delivery of
this Agreement, nor the consummation of the transactions contemplated by this Agreement will: (a) conflict with, or result in a breach of, or constitute a default under (i) Buyer's charter or bylaws, (ii) any instrument or agreement to which Buyer is a party, or by which it is bound; or (iii) any governmental decree, order, ruling, writ, permit or license to which Buyer is a party or by which Buyer may be bound; (b) violate any law, statute, rule or regulation applicable to Buyer or the transactions contemplated hereby; (c) except as set forth in Schedule 4.6, require the consent of any governmental or administrative agency or any other person not a party hereto; or (d) require the consent of any party to any contract, agreement or commitment to which Buyer is a party or by which Buyer may be bound, or result in a default under or an acceleration of any obligation under any such contract, agreement or commitment.

	4.7	Subsidiaries.  Buyer has, and on the Closing Date
will have, no subsidiaries.

	4.8  	Financial Statements.  The audited financial
statements of Buyer, consisting of its Balance Sheet as of June 30, 1999 and its Statement of Income, Statement of Stockholders' Equity and Statement of Cash Flows as of June 30, 1999, together with accompanying notes, have been audited by independent public accountants whose report thereon is without qualification. The unaudited financial statements of Buyer, consisting of its Balance Sheet as of March 31, 2000, its Statement of Income, Statement of Stockholders' Equity and Statement of Cash Flows for the three months ended March 31, 2000, together with accompanying notes, have been prepared by the officers of Buyer, and have been adjusted for all normal and recurring accruals necessary for a fair presentation thereof. All such financial statements (collectively, the "Buyer Financial Statements") have been prepared in accordance with generally accepted accounting principles, have been delivered to the Company, and fairly present the financial condition and results of operations of Buyer as of the dates and for the periods shown.

	4.9  	No Adverse Change.  Since June 30, 1999, the business
of Buyer has only been operated in the normal course. There has not been, and on the Closing Date there will not have been, any material adverse change in the financial condition of Buyer from that set forth in the Buyer Financial Statements dated June 30, 1999.

	4.10	Liabilities.  There are, and on the Closing Date will
be, no liabilities (including, but not limited to tax liabilities) or claims against Buyer (whether such liabilities or claims are contingent or absolute, direct or indirect, matured or unmatured) not appearing on the Buyer Financial Statements, other than liabilities incurred or made in the ordinary course of business, taxes incurred with regard to earnings since June 30, 1999 or liabilities for expenses incurred in connection with this Agreement.

	4.11  	Taxes.  All federal, state, county and local
income, excise, property and other tax returns required to be filed by Buyer have been filed and all required taxes, fees or assessments have been paid or an adequate reserve therefor has been set up in the Buyer Financial Statements. No income tax returns of Buyer have ever been audited by any authority empowered to do so. There are no agreements or waivers in effect that provide for an extension of time for the filing of any tax returns by Buyer or the assessment of any tax against Buyer.

	4.12 	Properties.  Buyer has, and on the Closing Date will
have, no fixtures, furniture, equipment, inventory or accounts receivable.

	4.13 	Contracts and Commitments.  Buyer has, and on the
Closing Date will have, no agreements, contracts and commitments to which it is, or on the Closing Date will be a party, except as described in Schedule 4.13. A true and correct copy of each such agreement, contract or commitment has been delivered to the Company. Buyer is not, and on the Closing Date will not be, and to the knowledge of Buyer, each such other party to each of such agreements, contracts or commitments is not, in default under any such agreement, contract or commitment, the result of which breach would have a materially adverse effect on Buyer.

	4.14 	Litigation.  There are, and on the Closing Date will
be, no claims, actions, suits or proceedings, pending, or to the best knowledge of Buyer, threatened against Buyer.

	4.15 	Compensation and Loans.  Except as disclosed in
Schedule 4.15, since June 30, 1999, there have been, and on the Closing Date will be, (i) no salaried or otherwise compensated employees, officers or directors of Buyer, (ii) no loans made to any officer or director of Buyer, (iii) no dividends or other distributions declared or paid by Buyer, and (iv) no repurchase by Buyer of any shares of capital stock.

	4.16	Additional Issuances of Equity.  Except as set forth
on Schedule 4.16 hereof, since June 30, 1999, Buyer has not issued or committed itself to issue, and to the Closing Date will not issue or commit itself to issue any additional common shares or any options, rights, warrants or other securities or instruments convertible into or exercisable for common shares, except as contemplated by this Agreement.

	4.17 	Investment Intent.  Buyer is acquiring Company Shares
for investment only and not with a view to further distribution and does not have, and will not have on the Closing Date, any commitment for the disposition of such shares.

	4.18 	Patents, etc.  Buyer has no patents, patent
applications, trademark, trademark registrations, tradenames, copyrights, copyright registrations or applications therefor. Buyer is not infringing upon any intellectual property right of any person.

	4.19 	Business Conduct.  The Company has, and on the
Closing Date will have, operated its business and conducted its affairs in compliance with all applicable laws, rules and regulations of the United States, the State of Delaware and all jurisdictions in which it now carries on its business, except where the failure to so comply would not have a materially adverse effect on Buyer.

	4.20 	Affiliated Transactions.  There are, and on the
Closing Date there will be no loans, leases or other contracts outstanding between Buyer and any officer or director of Buyer or any person related to any officer or director of Buyer.

	4.21 	Sanctions.  During the past five year period, except
as set forth on Schedule 4.21, no officer or director of Buyer has been the subject of:

	     4.21.1 a petition under the federal bankruptcy laws or any other insolvency or creditor's rights laws, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing or appointment, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing or appointment;

	     4.21.2 a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

    4.21.3 any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities;

	     (i) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity
Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with activity;

	    (ii)  Engaging in any type of business practice;
and

	   (iii) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal, state or other securities laws or commodities laws.

	     4.21.4  any order, judgment or decree, not
subsequently reversed, suspended or vacated, of any federal, state or local authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in the preceding sub-paragraph, or to be associated with persons engaged in any such activity;

	     4.21.5 a finding by a court of competent jurisdiction in a civil action or by the United States Securities and Exchange Commission to have violated any securities law, and the judgment in such civil action or finding by such Commission has not been subsequently reversed, suspended or vacated; or

	     4.21.6 a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated.

	4.22 	Buyer Representation.  Buyer has not taken and will
not take, and to its knowledge, no officer, director or shareholder has taken, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to, cause or result in any violations of the federal securities laws with regard to Buyer or its securities.

	4.23	Employee Benefit Plans.  Buyer has no pension plan,
profit sharing or similar employee benefit plan.

	4.24 	Broker's Fees.  Buyer nor any of its officers or
directors has employed any broker or finder or incurred any liability for any broker's fees, commissions or finder's fees in connection with any of the transactions contemplated by this Agreement.

	4.25 	Questionable Payments.  Neither Buyer, nor any
current or former shareholder, partner, director or officer of Buyer, has (a) used any corporate funds for any illegal contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) used any corporate funds for any direct or indirect unlawful payments to any foreign or domestic government officials or employees; (c) violated any provision of the Foreign Corrupt Practices Act of 1977;
(d) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (e) made any false or fictitious entries on such corporation's books and records;
(f) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature using corporate funds or otherwise on behalf of Buyer; or (g) made any material favor or gift that is not deductible for federal income tax purposes using corporate funds or otherwise on behalf of Buyer.

	4.26	Blank Check Company Status.  Buyer is not a "blank
check company" as defined in Section 7(b) of the Securities Act of 1933, as amended ("Securities Act"), and, accordingly, is not required to comply with Section 7(b) of the Securities Act or Rule 419 promulgated under the Securities Act.

	4.27  	Exchange Act Registration.  At Closing, the
Buyer Shares will be registered under the Securities Exchange Act of 1934 and listed for trading on the OTC Bulletin Board.

ARTICLE V

COVENANTS OF THE PARTIES

	5.1	Buyer Special Board Meeting.  On the Closing Date
Buyer shall cause a special meeting of the Board of Directors of Buyer to be held, at which meeting the size of the Board of Directors of Buyer shall be set at six (6) members. Three (3) designees of the Company (Anthony E. Mohr, Prof. Dr. Ruud A.M. Pruijm R.A. and Philip L. van Wijngaarden) shall be appointed as new directors of Buyer, and at which resignations from all of the present officers, directors not continuing to serve and employees of Buyer which shall have been tendered prior to the Closing Date shall be accepted. In addition, Mr. Mohr shall be appointed as President and Chief Executive Officer. At the special meeting of the Board of Directors of Buyer referred to above, an advisory board of Buyer shall be appointed to include up to three (3) members designated by the Company, with such appointments effective as of the Closing Date.

	5.2	Delivery of Registration Statement and Related
Securities and Corporate Documents by Buyer. Buyer has previously delivered to the Company true and complete copies, including exhibits and, as applicable, amendments thereto, of (i) all registration statements filed under the Securities Act of 1933; (ii) the prospectuses contained therein; (iii) its Form 10-K Annual Reports for the three years ended June 30, 1999; (iv) its Form 10-Q Quarterly Reports, for the quarters during the three years ended June 30, 1999 and subsequent thereto to the Closing Date; (v) its Form 8-K Current Reports for the three years ended June 30, 1999 and subsequent thereto to the Closing Date; (vi) copies of all material correspondence with the Securities and Exchange Commission, the OTC and state blue sky commissions; (vii) all reports filed under Section 13 and 16 of the Securities Exchange Act of 1934 (the "Exchange Act"); (viii) all proxy statements filed under the Exchange Act; (ix) a certified copy of the Buyer's Certificate of Incorporation, as amended as of the Closing Date; and (x) a certified copy of the Buyer's Bylaws, as amended, as of the Closing Date. All such documents referred to herein, at the time filed with the Securities and Exchange Commission ("SEC") complied with the Exchange Act and all applicable rules and regulations of the SEC and were timely filed. No such registration statement, prospectus, or other document specified herein, as of the date of filing or the effective date, as the case may be, or as of any subsequent date when Buyer was required to amend, supplement or update any such document (regardless of whether it did so), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

	5.3	Affirmative Covenants of Buyer.  Buyer covenants and
agrees that prior to the Closing Date, it has or will file all reports and filings required to be filed by Buyer under Sections
13, 14 and 15(d) of the Exchange Act, together with all other reports and filings necessary to have available "current public information" as defined in Rule 144 under the rules and regulations promulgated under the Securities Act. Buyer knows of no reports or filings required to be filed by officers, directors, shareholders or their affiliates under the Exchange
Act which have not been filed.

	5.4	Negative Covenants of Buyer.  Buyer agrees that from
the date hereof to the Closing Date, except as otherwise consented to or approved by the Sellers and the Company in writing or as permitted or required by this Agreement, it will not change any provision of its certificate of incorporation or bylaws.

	5.5	Subsequent Interim Financial Statements of Buyer.  As
soon as reasonably available, but in no event more than 45 days after the end of each fiscal quarter ending after the Closing
Date, Buyer will deliver to the Company its Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission under the Exchange Act.

	5.6  	OTC Bulletin Board Eligibility.  As of the Closing
Date, after giving effect to the Stock Exchange, Buyer shall satisfy all criteria for having its Buyer Shares qualified for inclusion in the OTC Bulletin Board listing and shall be so listed.

	5.7  	Affirmative Covenants of the Company.  The Company
covenants and agrees that subsequent to the Closing Date, it will use its best efforts to see that all reports and filings required to be filed by Buyer under Sections 13 and 15(d) of the Exchange Act, together with all other reports and filings necessary to have available "current public information" as defined in Rule
144 under the rules and regulations promulgated under the Securities Act are filed.

	5.8  	Access to Records; Confidentiality.

		5.8.1 During the period from the date of this Agreement to the Closing Date, Buyer and the Company shall each permit the other party and its respective representatives, agents and designees reasonable access to its properties and those of its subsidiaries, and shall disclose and make available to them all books, papers and records relating to the assets, stock, ownership, properties, operations, obligations and liabilities of it and its subsidiaries, including, but not limited to, all books of accounts (including the general ledger), tax records, minute books of directors' and stockholders' meetings, organizational documents, bylaws, material contracts and agreements, filings with any regulatory authority, accountants' work papers, litigation files, plans affecting employees, and any other business activities or prospects in which Buyer or the Company, as the case may be, may have an interest.

	     5.8.2. All information furnished by Buyer to the Company and by the Company to Buyer pursuant hereto shall be treated as the sole property of the party furnishing the information and, if the Stock Exchange shall not occur, the party receiving the information shall return to the party furnishing the information, all documents (in whatever form, including electronic) or other materials containing, reflecting or referring to such information, shall use its best efforts to keep confidential all such information, and shall not directly or indirectly use such information for any competitive or other commercial purpose. The obligation to keep such information confidential shall not apply to (i) any information which: (w) the party receiving the information can establish was already in its possession prior to the disclosure thereof by the party furnishing the information; (x) was then generally known to the public; (y) became known to the public through no fault of the party receiving the information; or (z) was disclosed to the party receiving the information by a third party not bound by an obligation of confidentiality or (ii) disclosures in accordance with an order of a court of competent jurisdictions.

	5.9	Buyer acknowledges the existence of that certain
Share Purchase and Shareholders' Agreement relating to Global Information Group USA Inc. dated January 14, 2000 among Buyer, Chatelin Capital Partners Limited, Jolec Trading Limited, Anthony
E. Mohr, Koenig Invest AG and Newick Developments Limited and the agreement between Invest B.V. and Global Information Group USA Inc. dated May 14, 1998 and agrees to abide by the terms thereof.

	5.10	Buyer shall deliver a registration rights agreement
("Registration Rights Agreement") providing Sellers with registration rights in such form as shall be reasonably satisfactory to Sellers.

	5.11	Buyer agrees not to grant any registration rights which are
superior to those set forth in the Registration Rights Agreement or which could otherwise adversely affect the rights granted thereunder.

	5.12	Biotel, Inc.  agrees to take any and all actions
including voting Buyer Shares owned in favor of the Stock
Exchange and the transactions contemplated thereby at any shareholders meeting, or if no shareholders meeting is held, executing written consents in favor of such actions.

	5.13	So long as this Agreement remains in effect, Buyer
shall not and Buyer shall not authorize or permit any of its directors, officers, employees or agents, to directly or indirectly (i) respond to, solicit, initiate or encourage any inquiries relating to, or the making of any proposal which relates to, an Acquisition Transaction (as defined below), (ii) recommend or endorse an Acquisition Transaction, (iii) participate in any discussions or negotiations regarding an Acquisition Transaction, (iv) provide any third party (other than the Company or an affiliate of the Company) with any non-public information in connection with any inquiry or proposal relating to an Acquisition Transaction or (v) enter into an agreement with any other party with respect to an Acquisition Transaction.
Buyer will immediately cease and cause to be terminated any existing activities, discussions or negotiations previously conducted with any parties other than the Company with respect to any of the foregoing, and will take all actions necessary or advisable to inform the appropriate individuals or entities referred to in the first sentence hereof of the obligations undertaken in this Section 5.13. Buyer will notify the Company orally (within one day) and in writing (as promptly as practicable) if any inquiries or proposals relating to an Acquisition Transaction are received by, any such information is requested from, or any such negotiations or discussions are sought to be initiated or continued with Buyer. As used in this Agreement, "Acquisition Transaction" shall mean one of the following transactions with a party other than the Company of an affiliate of the Company (i) a merger, consolidation, share exchange, or any similar transaction, involving Buyer, (ii) a purchase, lease or other acquisition of all or a substantial portion of the assets or liabilities of Buyer or, (iii) a purchase or other acquisition (including by way of share exchange, tender offer, exchange offer or otherwise) of a substantial interest in any class or series of equity securities of Buyer.

	5.14 	Further Assurances.  In case at any time after the
Closing Date any further action is necessary or desirable to carry out the purposes of this Agreement, each party to this Agreement shall take all such necessary action, including but not limited to responding to SEC comments on any filings made with the SEC and working to have such filings cleared by the SEC.

ARTICLE VI

CLOSING CONDITIONS

	6.1  	Conditions to the Obligations of Buyer under the
Agreement. The obligations of Buyer to perform this Agreement shall be further subject to the satisfaction, at or prior to the Closing Date, of the following conditions, any one or more of which may be waived by Buyer:

	     6.1.1  	Each of the obligations of the Sellers
and the Company required to be performed at or prior to the Closing Date pursuant to the terms of this Agreement shall have been performed and complied with in all material respects and the representations and warranties of Sellers and the Company contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made at and as of the Closing Date, except with respect to changes permitted hereby and for any such representations and warranties made as of a specific date and the representations and warranties contained in Section 3.08 which shall be true and correct with respect to all financial statements of the Company delivered to Buyer prior to the Closing Date. Buyer shall have received a certificate to the foregoing effect signed by an executive officer of the Company.

	     6.1.2  	There shall have been no material adverse
change in the financial condition of the Company, since the date of this Agreement, whether or not in the ordinary course of business.

	     6.1.3  	All action required to be taken by, or on
the part of, the Company to authorize the execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby shall have been duly and validly taken by the Company and Buyer shall have received certified copies of the resolutions evidencing such authorization.

	     6.1.4  	Any and all permits, consents, waivers,
clearances, approvals and authorizations of all third parties which are necessary in connection with the consummation of the transactions contemplated hereby shall have been obtained.

	     6.1.5  	The Company shall not have suffered a
loss on account of fire, flood, accident or other calamity of such a character as to interfere materially with the continuous operation of its business or materially adversely affect their aggregate financial condition, regardless of whether or not such loss shall have been insured.

	     6.1.6  	Except as disclosed in Schedule 6.1.6
hereto that no material transactions shall have been entered into by the Company other than transactions in the ordinary course of business since March 31, 2000 or other than as referred to in this Agreement, except with the written consent of Buyer.

	     6.1.7  	That none of the properties or assets of
the Company shall have been sold or otherwise disposed of other than in the ordinary course of business since March 31, 2000, where such has had a materially adverse affect on the Company, except with the written consent of Buyer.

	     6.1.8  	That Buyer shall have received an opinion
from counsel to the Company in form reasonably satisfactory to Buyer's counsel, that:

		    (a)      The Company has been duly
incorporated and is a validly existing corporation under the laws of the State of Delaware with a capitalization as represented in this Agreement.

		    (b)  	All of the Outstanding Company
Shares have been duly authorized by appropriate corporate action of the Company, as applicable, and are validly issued and represent fully paid and nonassessable shares of the Company, free of preemptive rights.

		    (c)  	This Agreement and the transactions
contemplated hereby have been duly authorized by necessary corporate action of the Company.

(d)   Upon delivery of the certificates and
duly executed stock transfer forms representing the Company Shares pursuant to the terms of this Agreement, Buyer will acquire legal and beneficial ownership of such securities free and clear of all liens, pledges and encumbrances; and, upon the completion of the transactions contemplated by this Agreement, Buyer shall be the owner of all of the Outstanding Company Shares and, to the knowledge of counsel, there shall be no outstanding options or warrants to purchase any shares of the Company nor any outstanding securities of any nature convertible into such shares.

	6.2  	Conditions to the Obligations of Sellers and the
Company under the Agreement. The obligations of Sellers and the Company to perform this Agreement shall be further subject to the satisfaction, at or prior to the Closing Date, of following conditions any one or more of which may be waived by Sellers and the Company:

	     6.2.1.	Each of the obligations of Buyer required to be
performed by it at or prior to the Closing pursuant to the terms of this Agreement shall have been performed and complied with in all material respects and the representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made at and as of the Closing Date, except with respect to changes permitted hereby and for any such representations and warranties made as of a specific date and the representations and warranties contained in Section
4.8 which shall be true and correct with respect to all financial statements of Buyer delivered to the Company prior to the Closing
Date. The Sellers and the Company shall have received a certificate to the foregoing effect signed by an executive officer of Buyer.

	     6.2.2  	There shall have been no material adverse
change in the financial condition of Buyer since the date of this Agreement, whether or not in the ordinary course of business.

	     6.2.3  	All action required to be taken by, or on
the part of, Buyer to authorize the execution, delivery and performance of this Agreement by Buyer and the consummation by Buyer of the transactions contemplated hereby shall have been duly and validly taken by the Board of Directors and stockholders of Buyer and Sellers and the Company shall have received certified copies of the resolutions evidencing such authorization.

	     6.2.4  	Any and all permits, consents, waivers,
clearances, approvals and authorizations of all third parties which are necessary in connection with the consummation of the transactions contemplated hereby shall have been obtained.

	     6.2.5  	The Sellers and the Company shall have
received an opinion of counsel or independent auditors to the effect that the Stock Exchange qualifies as a tax-free exchange pursuant to Section 351 and or Section 368(a)(1)(B) of the Code.

	     6.2.6  	That Buyer shall not have suffered any
loss on account of fire, flood, accident or other calamity of such a character as to interfere materially with the continuous operation of its business or materially adversely affect its financial condition, regardless of whether or not such loss shall have been insured.

	     6.2.7  	That no material transactions shall have
been entered into by Buyer other than transactions in the ordinary course of business between June 30, 1999 and the Closing
Date, other than as contemplated by this Agreement, except with the written consent of the Company.

	     6.2.8  	That none of the properties or assets of
Buyer shall have been sold or otherwise disposed of other than in the ordinary course of business since June 30, 1999, except with the written consent of the Company.

	     6.2.9  	Buyer shall have received, by May 5,
2000, to the reasonable satisfaction of the Company, an order (the "Order") of the Bankruptcy Court (under Section 1127, 1142 or any other applicable section of the Bankruptcy Code or applicable non-bankruptcy law), which shall become a final non-appealable (and otherwise not the subject of a motion to modify, alter or amend the judgment or be subject to reconsideration) and which deletes and/or renders null and void the following sentences contained on page 8 of the Plan of Reorganization dated March 23, 1999, a copy of which is attached hereto as Exhibit "C." "The Corporation and the Corporation name, will be dissolved after consummation of the sale and the appropriate bankruptcy court Order. The shareholders of Advanced Medical will have their stock extinguished" and replaces such language with the following: "ADVA will continue its corporate existence and that the existing shares of stock remain valid."

	      6.2.10	Should the Bankruptcy Court, pursuant to
the Order, require that an amount up to $300,000 be paid to the creditors of Advanced Medical Products, Inc. (administrative, priority and unsecured) and for related costs, Buyer shall have complied with such order.

	      6.2.11	Buyer shall have delivered and executed a
Registration Rights Agreement in such form as shall be reasonably satisfactory to the Company and the Shareholders.

	     6.2.12	Outstanding Buyer Shares, after giving effect
to the transactions contemplated hereunder, shall be listed for trading on the OTC Bulletin Board.

	     6.2.13 	That Sellers and the Company shall have
received an opinion from counsel to Buyer in form satisfactory to the Company's counsel, that:


(a)  Buyer has been duly incorporated and
is a validly existing corporation in good standing under the laws of the State of Delaware with a capitalization as represented in this Agreement.

(b)  All of the Outstanding Buyer Shares
have been duly authorized by appropriate corporate action of Buyer, are validly issued and represent fully paid and nonassessable capital shares of Buyer and the Outstanding
Buyer Shares have been registered under the Securities Exchange Act of 1934 and have been issued in compliance with applicable Federal and state securities laws.

(c)  This Agreement and the transactions
contemplated hereby have been duly authorized by appropriate action of Buyer and, under applicable law and Buyer stockholder approval is not required under applicable law.

(d)  The issuance of the Buyer Shares to
Sellers on the Closing Date pursuant to this Agreement have been duly authorized by appropriate corporate action of Buyer, and when issued, shall be fully paid and nonassessable common shares of Buyer free of preemptive rights.

(e)  To such counsel's knowledge, after
due inquiry, Buyer has not been or is not required to be registered as an investment company or an investment adviser under the Investment Company Act of 1940 or the
Investment Advisers Act of 1940, respectively.
(f)   Buyer is not a "blank check
company" as defined in Section 7(a) of the Securities Act and, accordingly, is not required to comply with Section 7(b) of the Securities Act or Rule 419 promulgated under the Securities Act.

(g)   The Buyer Shares are qualified for
inclusion in the OTC Bulletin Board listing.

ARTICLE VII

CLOSING

	7.1  	Time and Place.  Subject to the provisions of
Articles 6 and 8 hereof, the Closing of the transactions contemplated hereby shall take place at the offices of Blank Rome Comisky & McCauley LLP, One Logan Square, Philadelphia, Pennsylvania, at 9:00 A.M., local time, on the second (2nd) business day after the date on which all of the conditions contained in Article 6, to the extent not waived, are satisfied; or at such other place, at such other time, or on such other date as the Company and Buyer may mutually agree upon for the Closing to take place.

	7.2  	Deliveries at the Closing.  Subject to the provisions
of Articles 6 and 8 hereof, at the Closing there shall be delivered to Sellers, the Company and Buyer the opinions, certificates, and other documents and instruments required to be delivered under Article 6 hereof.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

	8.1  	Termination.  This Agreement may be terminated at any
time prior to the Closing Date:

	     8.1.1  	by mutual written consent of Sellers, the
Company, Biotel and Buyer, properly authorized;

	     8.1.2	by Sellers, the Company or Buyer, (i) if the
Closing Date shall not have occurred on or prior to July 15, 2000, unless the failure of such occurrence shall be due to the failure of the party seeking to terminate this Agreement to perform or observe its agreements and conditions set forth herein to be performed or observed by such party at or before the Closing Date; or (ii) if it has become reasonably certain that any condition specified in Article 6 of this Agreement will not be satisfied and such condition has not been waived by the party having the power to waive such condition. Notwithstanding the foregoing, in the event the parties hereto do not receive assurances from the NASDAQ, after giving effect to the transactions contemplated hereby, that Buyer Shares shall continue to be deemed an "eligible security" under the OTC
Bulletin Board Eligibility Rules, the Closing Date shall be extended to such date as such assurances are received, but in no event later than August 31, 2000. In addition, the Closing Date may also be extended by mutual agreement by the parties thereto;

	     8.1.3  	by Sellers or the Company, if there shall
have been any material breach of any obligation of Buyer hereunder and such breach shall have not been remedied within 10 days after receipt by Buyer of notice in writing from Sellers or the Company specifying the nature of such breach and requesting that it be remedied; and

	     8.1.4  	by Buyer, if there shall have been any
material breach of any obligation of Sellers or the Company hereunder and such default shall not have been remedied within 10 days after receipt by the defaulting Seller(s) or the Company, as the case may be, of notice in writing from Buyer specifying the nature of such breach and requesting that it be remedied.

	8.2  	Effect of Termination.  In the event of termination
of this Agreement by either Buyer, Sellers or the Company as provided above, this Agreement shall forthwith become void (other than Section 5.8 and 9.1 hereof which shall remain in full force and effect), there shall be no further liability on the part of Sellers, the Company or Buyer, except for liability under Section
5.8.2 and 9.1. Nothing contained in this Section 8.2 shall relieve any party hereto from liability for any breach of this Agreement.

	8.3  	Amendment, Extension and Waiver.  Subject to
applicable law, at any time prior to the consummation of the transactions contemplated herein, Sellers, the Company and Buyer may, (a) amend this Agreement, (b) extend the time for the performance of any of the obligations or other acts of the other,
(c) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or
(d) waive compliance with any of the covenants, agreements or conditions contained in Articles 5 and 6 hereof. This Agreement may not be amended, except by an instrument in writing signed on behalf of each of the parties hereto. Any agreement on the part of a party hereto to any extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party, but such waiver or failure to insist on strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

ARTICLE IX

MISCELLANEOUS

	9.1  	Expenses.  All costs and expenses incurred in
connection with this Agreement and the transactions contemplated hereby (including legal, accounting, printing and investment banking fees and expenses) shall be borne by the party incurring such costs and expenses. Buyer's costs and expenses shall be paid prior to the Closing Date.

	9.2  	Survival.  The respective representations and
warranties of the parties to this Agreement shall not survive the Closing Date, but shall terminate as of the Closing Date.

	9.3  	Notices.  All notices or other communications
hereunder shall be in writing and shall be deemed given if delivered personally or mailed by prepaid registered or certified mail (return receipt requested) or by cable, telegram or telex addressed as follows:

		(a)	If to Sellers, to their respective addresses
set forth on Exhibit "A" hereto.

	     		Copy to:

			Barry H. Genkin, Esquire
			BLANK ROME COMISKY & McCAULEY LLP
			One Logan Square
			Philadelphia, PA 19103
			Fax No.:  (215) 988-6910

	     	(b)  	If to the Company, to:

			Global Information Group USA, Inc.
			One Rockefeller Plaza
			New York, NY l0020
			Fax No.:  (240) 266-6261

	     		Copy to:

			Barry H. Genkin, Esquire
			BLANK ROME COMISKY & McCAULEY LLP
			One Logan Square
			Philadelphia, PA 19103
			Fax No.:  (215) 988-6910

	     	(c)  	If to Buyer, to:

			ADVA INTERNATIONAL INC.
			6 Woodcross Drive
			Columbus, SC 29212
			Fax No.:  (803) 407-1967

  	     		Copy to:

			Brian L. Herndon, Esquire
			Blanco Tackabery Combs & Matamoros, P.A.
			Stratford Point Building, 5th Floor
			South Stratford Road
			Winston-Salem, N.C. 27104-4255
			Fax No.:  (336) 7761-1250

or such other address as shall be furnished in writing by a party, and any such notice or communication shall be deemed to have been given as of the date so mailed.

	9.4  	Parties in Interest; Assignment.  This Agreement
shall be binding upon and shall inure to the benefit of parties
hereto and their respective successors and assigns.   Neither
this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party hereto without the prior written consent of the other parties.

	9.5  	Complete Agreement.  This Agreement, including the
documents and other writings referred to herein or delivered pur-suant hereto, contains the entire agreement and understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties other than as expressly set forth herein. This Agreement supersedes prior agreements and understandings between the parties, both written and oral, with respect to its subject matter.

	9.6	Neutral Construction.  The parties have negotiated
this Agreement and all of the terms and conditions contained in this Agreement in good faith and at arms' length, and each party has been represented by counsel during such negotiations. No term, condition, or provision contained in this Agreement shall be construed against any party or in favor of any party (i) because such party or such party's counsel drafted, revised, commented upon, or did not comment upon, such term, condition, or provision; or (ii) because of any presumption as to any inequality of bargaining power between nor among the parties. Furthermore, all terms, conditions, and provisions contained in this Agreement shall be construed and interpreted in a manner which is consistent with all other terms, conditions, and provisions contained in this Agreement.

	9.7  	Counterparts.  This Agreement may be executed in one
or more counterparts all of which shall be considered one and the same agreement and each of which shall be deemed an original.

	9.8  	Governing Law.  This Agreement shall be governed by
the laws of the State of Delaware, without giving effect to the principles of conflicts of laws thereof.

	9.9  	Arbitration.  All claims, demands, disputes,
controversies, differences, or misunderstandings between the parties arising out of, or by virtue of, this Agreement shall be submitted to and determined by arbitration in accordance with this Section. In the event of such a claim, demand, dispute, controversy, difference, or misunderstanding, Buyer on the one hand, and the Company and the Shareholders, on the other hand, shall each select one artibtrator and shall together select a third arbitrator who is neutral unbiased, and who shall serve as the chairman of the panel. If the parties are unable to agree upon the third arbitrator, or if one of the parties is unable to or fails to select an arbitrator in accordance with this Section, the American Arbitration Association ("AAA") shall be designated by either party to appoint such arbitrator(s) to arbitrate the matter in accordance with this Section. The matter shall be arbitrated under the rules of the AAA applicable to commercial arbitrations then obtaining, such arbitration to be held in New York, NY. At any time before a decision of the arbitration panel has been rendered, the parties may resolve the dispute by settlement. The decision of a majority of arbitrator(s) shall be the aware of the panel of arbitrators and shall be made in writing setting forth the award, the reasons for the decision and award shall be binding and conclusive on all parties; shall not be appealable and shall include a finding for payment of the costs of such arbitration. Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award. This agreement to arbitrate is specifically enforceable by the parties to this Agreement.

	9.9  	Headings.  The Article and Schedule headings
contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

	IN WITNESS WHEREOF, individual Sellers have executed, and Biotel, the Company and Buyer have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first above written.

SELLERS:                                  /s/Henri B G. Sijthoff
                                          HENRI B.G. SIJTHOFF

/s/Anthony_E. Mohr
ANTHONY E. MOHR
                                          /s/Charles Lagereis
						                                    CHARLES LANGEREIS

JOLEC TRADING LIMITED
                                          /s/Jouke V.J.P. Brada
By:  /s/Jolec Trading Limited             JOUKE V.J.P. BRADA


/s/Hugo Heerema                           VIEWMONT HOLDINGS LIMITED
HUGO HEEREMA

                                          By: /s/Viewnont Holdings Limited
FOG INVESTMENTS, LTD.

                                          MOANA LAKE FINANCING CORP.
By: /s/Fog Investments, Ltd.
                                          By: /s/Moana Lake Financing Corp.

EQUATION VENTURES N.V.

                                          SORENSEN'S SECURITIES LTD.
By: /s/Equation Ventures N.V.

                                          By: /s/Sorensen's Securities Ltd.
LINARES CAPITAL LIMITED

                                          /s/Femia E. Van Wulfften Palthe
By: /s/Linares Capital Limited            FEMIA E. VAN WULFFTEN PALTHE

                                          /s/Leonard Van Hulst
HEYDAEL B.V.					                         LEONARD VAN HULST

                                          /s/Nicole E. A. M. Aarts
By: /s/Heydael B.V.                       NICOLE E.A.M. AARTS

/s/Fiona N. Van Hulst
FIONA N. VAN HULST

HACKEN INVESTMENTS LIMITED

By: /s/Hacken Investments Limited


                                          BIOTEL, INC.

                                          By: /s/Ronald G. Moyer
    							                                   RONALD G. MOYER
                                              Title:  President



GLOBAL INFORMATION GROUP USA, INC.	       ADVA INTERNATIONAL INC.
(the "Company"):					                     (the "Buyer")



By: /s/Anthony E. Mohr_______		           By: /s/George L. Down___
       ANTHONY E. MOHR			                        GEORGE L. DOWN
       Title:  President	  			                   Title:  President



EXHIBIT "A"

Global Information 				   Number of
Group USA Inc.				        Global Information          Number of ADVA
Shareholders and				         Group USA Inc.	          International Inc.
Addresses                    Shares Owned	           	to be Received


Anthony E. Mohr					             394.35			               4,142,562
Jolec Trading Limited					        36.69		                	 385,439
Hugo Heerema					                 54.93			                 577,095
FOG Investments, Ltd.				          4.95			               	  51,957
Equation Ventures N.V.				        44.04		   	              462,631
Linares Capital Limited				       49.96			                 524,354
Heydael B.V.						                99.83		                1,048,630
Henri B. G. Sijthoff					         44.92		             		   471,883
Charles Langereis					            44.92			             	   471,883
Jouke V.J.P. Brada					            9.98		             		   104,863
Viewmont Holdings Limited				     99.83		      	         1,048,630
Moana Lake Finance Corp.				      99.83		              		1,048,630
Sorensen's Securities Ltd.				   108.63		              		1,141,156
Femia E. van Wulfften Palthe		    10.98		  	           	   115,384
Leonard van Hulst					             7.32			            	     76,923
Nicole E.A.M. Aarts					           1.43		            		     15,000
Fiona N. van Hulst					            1.19		            		     12,500
Hacken Investments Limited			     73.23	     		            769,230

              Total		           1187.01			              12,468,750